UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2015

RUBICON FINANCIAL INCORPORATED
 (Exact name of registrant as specified in its charter)

Nevada	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, First Floor Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 668-9567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2015, the Registrant amended a May 18, 2015 promissory note in the original principal amount of $250,000 to extend the maturity date to the earlier of (i) concurrent with the sale of 20% of our ownership interest in NCS, or (ii) August 30, 2015. A copy of the amendment is attached hereto as Exhibit 10.1.

The description herein of the amendment is qualified in its entirety, and the terms are incorporated herein, by reference to the amendment, which is filed as an exhibit hereto.

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective July 9, 2015, the PCAOB revoked the registration of the Registrant’s independent accountant, Samyn & Martin, LLC.  On July 16, 2015, the Registrant engaged Dave Banerjee CPA, An Accountancy Corporation, as their independent accountants for the year ended December 31, 2015 and to re-audit the year ended December 31, 2014. This is a change in accountants recommended and approved by the Registrant’s Executive Management and Board of Directors. During the most recent two fiscal years and the portion of time preceding the decision to engage Dave Banerjee CPA, An Accountancy Corporation, neither the Registrant nor anyone engaged on its behalf has consulted with Dave Banerjee CPA, An Accountancy Corporation regarding (i) either the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event.

The audit reports issued by Samyn & Martin, LLC with respect to the Registrant’s financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Samyn & Martin, LLC’s report contained an explanatory paragraph regarding substantial doubt about the Registrant’s ability to continue as a going concern. However, due to the PCAOB revocation, the Registrant will be required to have its financial statements for the year ended December 31, 2014 re-audited by its new accounting firm for inclusion in its Form 10-K for the year ending December 31, 2015 and any other filing requiring such financials.

There were no disagreements between the Registrant and Samyn & Martin, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Samyn & Martin, LLC would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Samyn & Martin, LLC, as the independent accountants of the Registrant.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment to $250,000 Promissory Note dated May 18, 2015
16.1	Letter from Samyn and Martin, dated July 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

By: /s/ Joseph Mangiapane, Jr.
      Joseph Mangiapane, Jr., Chief Executive Officer

Date: July 27, 2015